Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and contingencies [Abstract]
Commitments and contingencies
Commitments and contingencies
The Company entered into an agreement, effective June 1, 2014, to sublease 5,540 square feet of office and storage space at its head office location in Victoria, British Columbia. The sublease is for a term of five years. On December 6, 2018 the Company signed a commitment letter and entered into a new sublease on January 28, 2019 to rent 9,406 square feet of office and storage space at the existing location effective June 1, 2019. The new sublease is for a term of three years, the Company has the ability to cancel upon twelve months notice. The estimated base rent plus operating costs for the period from January 1, 2019 to May 31, 2019 is approximately $11,000 per month increasing to approximately $21,000 per month for the period of June 1, 2019 to May 31, 2022.
The Company entered into an agreement on November 14, 2014 to lease 1,247 square feet of office space for a term of two years commencing on January 1, 2015 for the Edmonton, Alberta registered office where the Company’s finance group is located. The lease was subsequently renewed until December 31, 2019 at a cost of approximately $1,400 per month on the same terms as the original lease.
The Company incurred rent expense, including base rent and operating costs of $168,000 for the year ended December 31, 2018 and $143,000 for the year ended December 31, 2017.
The Company has entered into contractual obligations for services and materials required for its clinical trial program, drug manufacturing and other operational activities.
Future minimum lease payments for its premises and the minimum amount to exit the Company’s contractual commitments are as follows:

	Operating leases $	Purchase obligations $
2019	208	12,568
2020	241	6,051
2021	246	71
2022	105	8
	800	18,698

Contingencies

i)
The Company may, from time to time, be subject to claims and legal proceedings brought against it in the normal course of business. Such matters are subject to many uncertainties. Management believes the ultimate resolution of such contingencies will not have a material adverse effect on the consolidated financial position of the Company.

ii)
The Company entered into indemnification agreements with its officers and directors. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company does maintain liability insurance to limit the exposure of the Company.

iii)
The Company entered into an agreement dated February 14, 2014 whereby the Company is required to pay a third party a royalty equivalent to 2% of royalties received on the sale of voclosporin by licensees and/or 0.3% of net sales of voclosporin sold directly by the Company. Should the Company sell substantially all of the assets of voclosporin to a third party or transfer those assets to another party in a merger in a manner such that this payment obligation is no longer operative, then the Company would be required to pay 0.3% of the value attributable to voclosporin in the transaction.

iv)
The Company has entered into license and research and development agreements with third parties that include indemnification and obligation provisions that are customary in the industry. These guarantees generally require the Company to compensate the other party for certain damages and costs incurred as a result of third party claims or damages arising from these transactions. These provisions may survive termination of the underlying agreement. The nature of the obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay. Historically, the Company has not made any payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements.